SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 27, 2003


                           MICRON ENVIRO SYSTEMS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                                       98-0202944
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

789 West Pender Street, Suite 460
Vancouver, British Columbia, Canada                          V6C 1H2
-----------------------------------                          -------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           604-646-6903
                                                             ------------

Commission File Number: 000-30258
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(Former name or former address,                              (Zip Code)
if changed since last report.)


















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The  following   information   specifies   forward-looking   statements  of  our
management.   Forward-looking   statements  are  statements  that  estimate  the
happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology such as
"may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable",
"possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms. Actual results may differ materially from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. No assurance can be given that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.


ITEM 1. CHANGES IN CONTROL OF REGISTRANT
----------------------------------------

Not Applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

Not Applicable.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP
----------------------------------

Not Applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-----------------------------------------------------

Not Applicable.


ITEM 5. OTHER EVENTS
--------------------

We wish to notify our shareholders that negotiations regarding a proposed 50 well prospect in west central Saskatchewan, Canada are ongoing and additional meetings have been scheduled. These on-going negotiations are being conducted with a private company, which holds a substantial percentage of this prospect. We are not in a position to comment on whether or not other private or public companies are currently involved in this prospect. This prospect has been highly successful to date, with the majority of the wells drilled on this prospect achieving commercial success and we are tremendously excited about the potential this prospect could have on us.



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Bernard  McDougall,   our  president  states,  "We  wanted  to  clarify  to  our shareholders that we are continuing negotiations with a private company regarding this exciting new prospect. We are always looking for strategic alliances that could benefit our shareholders and the growth of the company. We also expect to have significant news regarding our successful Texas oil and gas project in the near future. Please call the company if you would like an update or to discuss the future plans for MSEV."

We are an emerging oil and gas company with the goal of becoming a mid-range oil and gas producer that focuses on the North American marketplace.


ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------

Not Applicable.


ITEM 7. FINANCIAL STATEMENTS
----------------------------

Not Applicable.


ITEM 8. CHANGE IN FISCAL YEAR
-----------------------------

Not Applicable.


ITEM 9. REGULATION FD DISCLOSURE
--------------------------------

Not Applicable.





























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MICRON ENVIRO SYSTEMS, INC.



/s/ Bernard McDougall
----------------------------------
Bernard McDougall
President & Director

Date:   January 27, 2003























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